Third Quarter Fiscal Year 2022 Supplemental Presentation August 4, 2022

• the ability of BellRing’s third party contract manufacturers to produce an amount of BellRing’s products that enables BellRing to meet customer and consumer demand for the products; • BellRing’s reliance on a limited number of third-party suppliers to provide certain ingredients and packaging; • significant volatility in the cost or availability of inputs to BellRing’s business (including freight, raw materials, packaging, energy, labor and other supplies); • the impact of the COVID-19 pandemic, including negative impacts on the global economy and capital markets, the health of BellRing's employees, BellRing's ability and the ability of its third party contract manufacturers to manufacture and deliver its products, operating costs, demand for its on-the-go products and its operations generally; • BellRing’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products; • consolidation in BellRing’s distribution channels; • BellRing’s ability to expand existing market penetration and enter into new markets; • the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; • legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting BellRing’s business, including current and future laws and regulations regarding food safety, advertising, labeling, tax matters and environmental matters; • fluctuations in BellRing’s business due to changes in its promotional activities and seasonality; • BellRing’s ability to maintain the net selling prices of its products and manage promotional activities with respect to its products; Cautionary Statement Regarding Forward-Looking Statements Certain matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding BellRing Brands, Inc.’s (“BellRing,” the “Company,” “we,” “us,” or “our”) prospective financial and operating performance. These forward-looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: • BellRing’s dependence on sales from its ready-to-drink (“RTD”) protein shakes; • BellRing’s ability to continue to compete in its product categories and its ability to retain its market position and favorable perceptions of its brands; • disruptions or inefficiencies in BellRing’s supply chain, including as a result of BellRing’s reliance on third party suppliers or manufacturers for the manufacturing of many of its products, pandemics (including the COVID-19 pandemic) and other outbreaks of contagious diseases, labor shortages, fires and evacuations related thereto, changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond BellRing’s control; • BellRing’s dependence on a limited number of third-party contract manufacturers for the manufacturing of most of its products, including one manufacturer for the substantial majority of its RTD protein shakes; 2

• costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents and/or information security breaches; • impairment in the carrying value of goodwill or other intangibles; • BellRing’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth; • BellRing’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; • significant differences in BellRing’s actual operating results from BellRing’s guidance regarding its performance; • BellRing’s ability to hire and retain talented personnel, employee absenteeism, labor strikes, work stoppages or unionization efforts; and • other risks and uncertainties described in BellRing’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although BellRing believes that the expectations reflected in the forward-looking statements are reasonable, BellRing cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward- looking statements will be achieved or occur. Moreover, BellRing undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations. Cautionary Statement Regarding Forward-Looking Statements (Cont’d) (CONTINUED FROM PRIOR PAGE): • BellRing’s high leverage, its ability to obtain additional financing (including both secured and unsecured debt) and its ability to service its outstanding debt (including covenants that restrict the operation of its business); • the accuracy of BellRing’s market data and attributes and related information; • changes in estimates in critical accounting judgments; • economic downturns that limit customer and consumer demand for BellRing’s products; • changes in economic conditions, including as a result of the ongoing conflict in Ukraine, disruptions in the United States (“U.S.”) and global capital and credit markets, changes in interest rates, volatility in the market value of derivatives and fluctuations in foreign currency exchange rates; • risks related to BellRing’s ongoing relationship with Post Holdings, Inc. (“Post”) following Post’s distribution to its shareholders of 80.1% of its interest in BellRing (the “Distribution” and, together with the transactions related thereto, the “Spin- off”), including BellRing’s obligations under various agreements with Post; • conflicting interests or the appearance of conflicting interests resulting from certain of BellRing’s directors also serving as officers or directors of Post; • risks related to the previously completed Spin-off, including BellRing’s inability to take certain actions because such actions could jeopardize the tax-free status of the Distribution and BellRing’s possible responsibility for U.S. federal tax liabilities related to the Distribution; • the ultimate impact litigation or other regulatory matters may have on BellRing; • risks associated with BellRing’s international business; • BellRing’s ability to protect its intellectual property and other assets and to continue to use third party intellectual property subject to intellectual property licenses; 3

Market and Industry Data This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to BellRing. Some data also is based on BellRing management’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. BellRing has not independently verified any of the data from third party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, BellRing believes its internal research is reliable, even though such research has not been verified by any independent sources and BellRing cannot guarantee its accuracy or completeness. Trademarks and Service Marks Logos, trademarks, trade names and service marks mentioned in this presentation, including BellRing®, BellRing Brands®, Premier Protein®, Dymatize®, PowerBar®, Premier Protein Clear®, ISO.100®, Elite Mass®, Elite Whey Protein®, Elite 100% Whey®, Super Mass Gainer®, All9 Amino®, Pebbles®, Dunkin®, PREW.O®, Athlete’s BCAA®, PowerBar Clean WheyTM, PowerBar Protein PlusTM, Protein Nut2TM, PowerBar EnergizeTM and Joint Juice®, are currently the property of, or are under license by, BellRing or one of its subsidiaries. BellRing or one of its subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of BellRing or its subsidiaries’ businesses. Some of the more important trademarks that BellRing or one of its subsidiaries owns or has rights to use that appear in this presentation may be registered in the U.S. and other jurisdictions. Each logo, trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company. Additional Information Prospective Information Any prospective information provided in this presentation regarding BellRing’s future performance, including BellRing’s plans, expectations, estimates and similar statements, represents BellRing management’s estimates as of August 4, 2022 only and are qualified by, and subject to, the assumptions and the other information set forth on the slide captioned “Cautionary Statement Regarding Forward-Looking Statements.” Prospective information provided in this presentation regarding BellRing’s plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while they may be presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, including the COVID-19 pandemic, many of which are beyond BellRing’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions of the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of August 4, 2022, and actual results will vary from the estimates set forth herein. It should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors should put all prospective information in context and not rely on it. Any failure to successfully implement BellRing’s operating strategy or the occurrence of the events or circumstances set forth under “Cautionary Statement Regarding Forward-Looking Statements” could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material. 4

Q3 FY2022 Consumption and Key Metrics Executive Summary ● Consistent with our expectations, Premier Protein ready-to-drink (“RTD”) shake consumption was down slightly (-2% in the last 13 weeks) as we continue to have temporarily reduced SKUs and limited demand-driving activity given our capacity constraints. However, as capacity increases, the brand has shown steady month over month growth since January. ● Premier Protein’s key metrics remain strong and reaffirm a long runway for sustained growth. ○ Household Penetration is at 7.3%,2 which is within our expected range. The brand continues to have strong upside, with household penetration of the liquids category at 25.5% (up +0.3pts vs. prior year), and total convenient nutrition at 54.4%. ○ Market Share returns to growth in Q3, posting our highest share since Q4 FY2021. ○ Total distribution points (“TDPs”) have stabilized in Q3. ● Dymatize Q3 FY2022 U.S. powder consumption vs. prior year is up +21%1 in tracked and untracked channels. This is mainly due to: ○ Strong brand momentum ○ Continued growth of the category ○ Increased pricing Notes: 1. NielsenIQ xAOC+C 13 weeks ended July 2, 2022 and management estimates of untracked channels for the 13 weeks ended July 3, 2022. 2. NielsenIQ HH panel, 52 weeks ended July 2, 2022. 5

Portfolio Breakdown LTM Q3 FY22 Net Sales By Channel Other 1% eCommerce 12% Specialty 8% FDM 26% Club 53% LTM Q3 FY22 Net Sales By Geography International 11% U.S. 89% LTM Q3 FY22 Net Sales By Brand 15% 81% Other 4% LTM Q3 FY22 Net Sales By Product Type Other 4% RTD Shakes and Other RTDS 80% Powders 16% 6 Notes: Last Twelve Months (“LTM”) to 6/30/2022.

39 28 17 18 22 20 18 12 18 15 13 16 14 8 9 11 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 4 W/E 05/08/21 4 W/E 06/05/21 4 W/E 07/03/21 4 W/E 07/31/21 4 W/E 08/28/21 4 W/E 09/25/21 4 W/E 10/23/21 4 W/E 11/20/21 4 W/E 12/18/21 4 W/E 01/15/22 4 W/E 02/12/22 4 W/E 03/12/22 4 W/E 04/09/22 4 W/E 05/07/22 4 W/E 06/04/22 4 W/E 07/02/22 RTD Liquids Category Liquids Category maintains stronger than historical growth rates Liquids Category Growth Rate L13 +9.4% L52 +14.5% YOY % Δ Notes: NielsenIQ xAOC+C through July 2, 2022. Historical growth 5% Lapping COVID-19 Trough $%Chg vs YA: 7

As Expected, Consumption Trends Remain Healthy Despite Capacity Constraints and Lapping Strong Promotional Period Premier Protein RTD Shakes Sales vs. Prior Year Channel 13 Weeks 52 Weeks Club +0.2% +8.1% Mass +1.7% +9.5% Food -12.5% +3.6% Drug -13.8% +13.4% eCommerce -14.4% +5.5% Total Consumption (tracked + untracked channels) -2.3% +8.1% Total Tracked -4.6% +9.9% Total Untracked +0.4% +6.4% Notes: NielsenIQ xAOC+C 13 and 52 weeks ended July 2, 2022 and management estimates of untracked channels for the 13 and 52 weeks ended July 3, 2022. 8

Q3 Premier Protein RTD Shakes Consumption Showing Steady Month Over Month Growth YOY % Δ Q2 +20% Q3 +46% Q4 +30% Q1 +10% Q2 -2% Q3 -2% Q4 +20% Q1 +28% Notes: NielsenIQ xAOC+C and management estimates of untracked channels. 9

Q3 Shipments Outpaced Consumption as Customers Continue Rebuilding Inventory Levels Shipments tracking with Consumption Promotional Load-In, Seasonality Impact Consumption Outpaced Shipments Trade Inventory Increase Promotional and New Item Load-in Promotional De-Load Premier Protein RTD Shakes Consumption vs. Shipments (13 Week Quarters) Consumption Outpaced Shipments Trade Inventory Increase, Seasonality Impact Notes: NielsenIQ xAOC+C and management estimates of untracked channels. 10

Premier Protein RTD Shake TDPs Stabilized in Q3 Notes: NielsenIQ xAOC+C through July 2, 2022. 11 T D P s % A C V

5.5 6.2 7.2 8.2 7.3 4.8 5.7 6.8 7.9 7.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 CY 2018 CY 2019 CY 2020 CY 2021 52 W/E Jul 22 Premier Protein Total Brand & RTD Shakes Penetration HH Pen - Premier Protein Brand HH Pen - Premier Protein RTD Shakes Although Down from 2021, Household Penetration is Consistent with Expectations and Continues to Lead the Category 30g Shake Repeat Rate 57% 53% 52% 52% +22% Liquids 22.9 HH Pen Liquids 25.5 HH Pen +17% +17% +21% +14% +15% -11% -11% 49% 30g Shake Buy Rate $75 $68 $70 $69 $74 Notes: NielsenIQ HH panel July 2, 2022. Liquids refers to the liquid sub-category of the convenient nutrition category. Calendar Year (“CY”). NielsenIQ metrics such as penetration are subject to potential restatement or revisions due to market definition changes or late reporters. 12 +13%+19%+14%

Premier Protein RTD Shakes Share Returns to Growth Monthly Premier Protein RTD Shakes $ Share% xAOC+C Liquids Notes: NielsenIQ xAOC+C through July 2, 2022. 15.9% 19.2% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 13

U.S. Dymatize Powders Experiencing Strong Growth

bellring brands®

- Tracked and Untracked Consumption Represents ~75% of Total U.S. Business

	U.S. Dymatize Powders Sales vs. Prior Year	
Channel	13 Weeks	52 Weeks
eCommerce	+20.2%	+35.7%
Specialty/All Other	+25.3%	+24.4%
Mass	+54.8%	+108.7%
Club	-44.5%	+17.5%
Food	+61.6%	+57.5%
Total Consumption (tracked + untracked channels)	+21.3%	+39.9%
Total Tracked	+22.5%	+56.5%
Total Untracked	+20.7%	+32.3%

Notes:
NielsenIQ xAOC+C 13 and 52 weeks ended July 2, 2022 and management estimates of untracked channels for the 13 and 52 weeks ended July 3, 2022.

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U.S. Dymatize Powders Continue Strong Track Record of Growth


U.S. Dymatize Powders
Rolling 13 week Total $ Consumption Sales
$ Volume
Jul 26 '20
Aug 23 '20
Sep 26 '20
Oct 24 '20
Nov 21 '20
Dec 26 '20
Jan 31 '21
Mar 7 '21
Apr 4 '21
May 2 '21
May 30 '21
Jul 4 '21
Aug 1 '21
Aug 29 '21
Oct 2 '21
Oct 30 '21
Nov 27 '21
Jan 1 '22
Jan 29 '22
Feb 26 '22
Apr 2 '22
Apr 30 '22
May 28 '22
Jul 3 '22
YOY % Δ
Q4 +56%
Q1 +58%
Q2 +83%
Q3 +103%
Q4 +50%
Q1 +48%
Q2 +46%
Q3 +21%

Notes:
NielsenIQ xAOC+C and management estimates of untracked channels.

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U.S. Dymatize Powders TDP Levels Return to Growth Notes: NielsenIQ xAOC+C through July 2, 2022. 16 T D P s % A C V